                                 SCHEDULE 14A
                                (RULE 14A-101)
                    INFORMATION REQUIRED IN PROXY STATEMENT
                           SCHEDULE 14A INFORMATION
          Proxy Statement Pursuant to Section 14(A) of the Securities
                             Exchange Act of 1934

Filed by the Registrant                     [X]

Filed by a Party other than the Registrant  [ ]

          Check the appropriate box:

[X]  Preliminary Proxy Statement              [ ]  Confidential, for use of the
                                                   Commission Only (as permitted
                                                   by Rule 14a-6(e)(2))
[ ]  Definitive Proxy Statement
[ ]  Definitive additional materials
[ ]  Soliciting material pursuant to Rule 14a-11(c) or Rule 14a-12

               PIMCO COMMERCIAL MORTGAGE SECURITIES TRUST, INC.
               (Name of Registrant as Specified in Its Charter)

   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of filing fee (Check the appropriate box):

[X]  No fee required.
[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

(1) Title of each class of securities to which transaction applies:

________________________________________________________________________________
(2) Aggregate number of securities to which transaction applies:

________________________________________________________________________________
(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

________________________________________________________________________________
(4) Proposed maximum aggregate value of transaction:

________________________________________________________________________________
(5) Total fee paid:

________________________________________________________________________________
[ ]  Fee paid previously with preliminary materials:

________________________________________________________________________________
[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

(1)  Amount previously paid:

________________________________________________________________________________
(2)  Form, Schedule or Registration Statement no.:

________________________________________________________________________________
(3)  Filing Party:

________________________________________________________________________________
(4)  Date Filed:
________________________________________________________________________________

                     PACIFIC INVESTMENT MANAGEMENT COMPANY
                           840 Newport Center Drive
                       Newport Beach, California  92660

                               January __, 2000


Dear PIMCO Commercial Mortgage Securities Trust, Inc. Shareholders:

     On behalf of the Board of Trustees of PIMCO Commercial Mortgage Securities Trust, Inc.(the "Fund"), we are pleased to invite you to the annual meeting of the shareholders of the Fund to be held at 800 Newport Center Drive, 6th Floor, Newport Beach, California, 92660 on [March 3], 2000 at [time], Pacific Time.

     As discussed in more detail in the enclosed proxy statement, Pacific Investment Management Company ("PIMCO"), the Fund's investment adviser and a subsidiary partnership of PIMCO Advisors, L.P., ("PIMCO Advisors"), will undergo a "change in control" as a result of the consummation of an agreement entered into by PIMCO Advisors, its two general partners, PIMCO Advisors Holdings L.P. and PIMCO Partners, G.P., certain of their affiliates, Allianz of America, Inc., and certain other parties named pursuant to which Allianz of America will acquire approximately 70% of the outstanding partnership interests in PIMCO Advisors in a series of transactions (the "Transaction"). At the meeting, you will be asked to consider the following proposals:

     .    Election of four Directors to the Board of Directors.

     . Approval of a new investment advisory agreement between the Fund and PIMCO. The new investment advisory agreement provides that following the Transaction, PIMCO will continue to provide investment advisory services to the Fund on the same terms and with the same compensation structure under which it currently operates.

     . Ratification of Ernst & Young LLP as independent public accountant of the Fund for its fiscal year ending December 31, 2000.

     Your vote is important. After reviewing these proposals, your Board of Directors unanimously agreed that they are in the best interests of the Fund's shareholders and voted to approve them, as more fully described in the accompanying proxy statement. Now it is your turn to review the proposals and vote. For more information about the issues requiring your vote, please refer to the accompanying proxy statement.

     No matter how many shares you own, your timely vote is important. If you are not able to attend the meeting, then please complete, sign, date and mail the enclosed proxy promptly in order to avoid the expense of additional mailing or having our proxy solicitor, DF King & Co., Inc., telephone you.

     Thank you in advance for your participation in this important event.

                                             Sincerely,

                                             [___________]
                                             Executive Vice President

               PIMCO Commercial Mortgage Securities Trust, Inc.

                           840 Newport Center Drive

                                   Suite 300

                        Newport Beach, California 92660


                   NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

                                  To be held

                                [March 3], 2000


To the Shareholders of PIMCO Commercial Mortgage Securities Trust:

     Notice is hereby given that the annual meeting of shareholders of the PIMCO Commercial Mortgage Securities Trust, Inc. (the "Fund") will be held at 800 Newport Center Drive, 6th Floor, Newport Beach, California, 92660 on [March 3,] 2000 at [time], Pacific Time, or as adjourned from time to time (the "Meeting"), for the following purposes:

     I.   To elect Directors to the Board of Directors of the Fund;

     II.  To approve a new investment management contract;

     III. To ratify selection of Ernst & Young LLP as independent public accountant of the Fund for its fiscal year ending December 31, 2000; and

     IV. To transact such other business as may properly come before the Meeting.

     After careful consideration, the Directors of the Fund unanimously approved each of the proposals and recommend that shareholders vote "FOR" each proposal.

     The matters referred to above are discussed in detail in the proxy statement attached to this notice. The Board of Directors has fixed the close of business on December 20, 1999 as the record date for determining shareholders entitled to notice of and to vote at the Meeting. Each share of the Fund is entitled to one vote, with fractional votes for fractional shares.

     Regardless of whether you plan to attend the Meeting, which you are cordially invited to attend, PLEASE COMPLETE, SIGN, DATE AND RETURN PROMPTLY THE ENCLOSED PROXY CARD IN THE ENVELOPE PROVIDED, SO THAT YOU WILL BE REPRESENTED AT THE MEETING. If you have returned a proxy card and are present at the Meeting, you may change the vote specified in the proxy at that time. However, attendance in person at the Meeting, by itself, will not revoke a previously tendered proxy.

                                        By Order of the Board of Directors,



                                        Garlin G. Flynn , Secretary


Newport Beach, California

_____, 2000


YOUR VOTE IS IMPORTANT NO MATTER HOW LARGE OR SMALL YOUR HOLDINGS MAY BE. IN ORDER TO AVOID THE UNNECESSARY EXPENSE OF FURTHER SOLICITATION, WE URGE YOU TO INDICATE VOTING INSTRUCTIONS ON THE ENCLOSED PROXY CARD.

                 PRELIMINARY PROXY MATERIALS FOR SEC USE ONLY


                                PROXY STATEMENT


               PIMCO Commercial Mortgage Securities Trust, Inc.

                           840 Newport Center Drive
                                   Suite 300
                        Newport Beach, California 92660


                        Annual Meeting of Shareholders

                                  To be held
                                [March 3], 2000


     This proxy statement and enclosed form of proxy are being furnished in connection with the solicitation of proxies by the Board of Directors (the "Board" or "Directors") of the PIMCO Commercial Mortgage Securities Trust, Inc. (the "Fund"), for use at the annual meeting of shareholders of the Fund to be held at 800 Newport Center Drive, 6th Floor, Newport Beach, California 92660 on [March 3,] 2000, at [time], Pacific Time, or as adjourned from time to time (the "Meeting"), for the purposes set forth in the accompanying notice. It is anticipated that the first mailing of proxies and proxy statements to shareholders will be on or about [January __], 2000.

     Shareholder Reports. Shareholders can find important information about the Fund in the annual report dated December 31, 1998 and the semi-annual report dated June 30, 1999, each of which previously has been furnished to shareholders. Shareholders may request another copy of these reports by writing to the Fund at the above address, or by calling the telephone number above.

     The Board is soliciting proxies from shareholders of the Fund with respect to the following:

     I.   To elect Directors to the Board of Directors of the Fund;

     II.  To approve a new investment management contract;

     III. To ratify selection of Ernst & Young LLP as independent public accountant of the Fund for its fiscal year ending December 31, 2000; and

     IV. To transact such other business as may properly come before the Meeting.

                           I.  ELECTION OF DIRECTORS

     Because of the transaction discussed below in Proposal II, the Board has concluded that it is in the best interests of the Fund that at least 75% of the Board members be Directors who are not "interested persons," as that term is defined in the Investment Company Act of 1940, as amended (the "1940 Act"), of the Fund or its investment adviser, Pacific Investment Management Company ("PIMCO"). To that end, at the Meeting, four Trustees are proposed for election to the Fund's Board, including two new Directors who are not "interested persons" of the Fund or PIMCO.

     The Fund's Articles of Incorporation provide that the Fund's Board of Directors shall be divided into three classes, as nearly equal in number as possible, which shall be designated as Class I, Class II, and Class III. The current terms of the Class III Directors will expire this year. The current terms of the Class I and Class II Directors will expire in 2001 and 2002, respectively, when their respective successors are elected and qualify. The effect of these staggered terms is to limit the ability of other entities or persons to acquire control of the Fund by delaying for up to two years the replacement of a majority of the Board of Directors.

     The Nominating Committee, composed of Guilford Babcock, Vern Curtis, Thomas Kemp, and William Popejoy, each of whom are not "interested persons" of the Fund or PIMCO, is responsible for the selection, nomination for appointment, and election of candidates to serve as Directors of the Fund. During the fiscal year ended December 31, 1999 there were _____ meetings of the Nominating Committee at which there was [100%] attendance.

     The Nominating Committee, advised by special independent counsel, met on December 1, 1999 to consider possible candidates to the Board. On December 16, 1999, the Chairperson of the Nominating Committee reported to the Board that the Nominating Committee had approved the nominations of Mr. E. Philip Cannon and Mr. J. Michael Hagan; recommended to the Board that they be elected; and that the nominations be submitted to shareholders for approval. Mr. R. Wesley Burns and Mr. Brent R. Harris, the current Class III Directors, were also nominated by the Board to serve another term, which would expire in 2002. Mr. Cannon's term would expire 2001 and Mr. Hagan's term would expire 2002 (Messrs. Burns, Cannon, Hagan and Harris collectively are the "Nominees").

     In evaluating the Nominees, the Nominating Committee and Board noted that Mr. Cannon and Mr. Hagan have the background and experience necessary to make them very valuable additions to the Board as independent Directors. In addition, the Board noted that Mr. Burns and Mr. Harris each previously were elected to, and served on, the Board and that each has the background, experience and working knowledge of the Funds, as well as the professional experience, to be effective members of the Board.

     The Board of the Fund currently includes four additional Directors, none of whom are standing for election at the Meeting. These four current Directors, described below, previously have been elected by shareholders and will continue to serve on the Board following the Meeting. If the Nominees are elected at the Meeting, there will be a total of eight Directors on the Board, all of whom will have been elected by shareholders.

     The Nominees have indicated their willingness to serve as Directors. The Board knows of no reason why the Nominees would be unable to serve, but in the event of any such unavailability, the proxies received will be voted for such substituted nominee as the Board may recommend.

     The persons named as proxies on the enclosed proxy card will vote your shares for the election of the Nominees unless you withhold authority to vote for the Nominees in your proxy. If elected by shareholders, the Nominees will continue to serve as Directors of the Fund until the next meeting of shareholders, if any, called for the purpose of electing Directors, unless an individual or individuals is sooner succeeded as provided in the Fund's Articles of Incorporation. It is proposed, and the Board recommends, that shareholders elect the Nominees.

     The following table sets forth certain information concerning each of the Directors of the Fund including the Nominees. However, only the Nominees are standing for election.

     The Class I Directors are:

                                                  Class I (Term Expiring in 2001)

                                   Length of           Current
                                   Service on          Position                 Principal Occupation(s)
Name and Age                       the Board           with the Fund            During the Past Five Years
------------------------------------------------------------------------------------------------------------------------

Guilford C. Babcock                4/87 - Present      Director                 Associate Professor of Finance,
1500 Park Place                                                                 University of Southern California;
San Marino, California 91108                                                    Director, PIMCO Commercial Mortgage
Age 68                                                                          Securities Trust, Inc.; Trustee, PIMCO
                                                                                Variable Insurance Trust; Director,
                                                                                Growth Fund of America and Fundamental
                                                                                Investors Fund of the Capital Group;
                                                                                Director, Good Hope Medical Foundation.


E. Philip Cannon                   12/99-Present       Director                 Proprietor, Cannon & Company, an
3838 Olympia                                                                    affiliate of Inverness Management
Houston, Texas 77019                                                            LLC, a private equity investment
Age 59                                                                          firm; and Trustee of PIMCO Funds:
                                                                                Multi-Manager  Series.  Formerly,
                                                                                Headmaster, St. John's School,
                                                                                Houston, Texas; Trustee of Cash
                                                                                Accumulation Trust ("CAT"); General
                                                                                Partner, J.B. Poindexter & Co.,
                                                                                Houston, Texas, a private
                                                                                partnership; and Partner, Iberia
                                                                                Petroleum Company, an oil and gas
                                                                                production company.  Mr. Cannon was a
                                                                                director of WNS Inc., a retailing
                                                                                company which filed a petition in
                                                                                bankruptcy within the last five years.

Vern O. Curtis                     4/87 - 3/93 and     Director                 Private Investor; Director, PIMCO
14158 N.W. Bronson Creek Drive     2/95 - Present                               Commercial Mortgage Securities Trust,
Portland, Oregon 97229                                                          Inc.; Trustee, PIMCO Variable Insurance
Age 65                                                                          Trust; Director, Public Storage
                                                                                Business Parks, Inc., a Real Estate
                                                                                Investment Trust; Director, Fresh
                                                                                Choice, Inc. (restaurant company);
                                                                                Formerly charitable work, The Church of
                                                                                Jesus Christ of Latter-day Saints.

 The Class II Directors are:

                    Class II Directors (Term Expiring in 2002)

                                   Length of           Current
                                   Service on          Position                 Principal Occupation(s)
Name and Age                       the Board           with the Fund            During the Past Five Years
------------------------------------------------------------------------------------------------------------------------

J. Michael Hagan                   12/99-Present       Director                 Retired from Furon Company where he
6 Merced                                                                        served as Chairman and CEO from June
San Clemente, California 92673                                                  1991 to 1999, and in other capacities
Age:  60                                                                        since 1967.  He was previously
                                                                                associated with Ross Laboratories and
                                                                                Standard Oil of California.  Mr.
                                                                                Hagan serves on the Boards of
                                                                                Directors for Ameron International,
                                                                                Freedom Communications, Remedy Temp
                                                                                and Saint-Gobain.  He is also a
                                                                                member of the Board of Regents at
                                                                                Santa Clara University, the Board of
                                                                                Taller San Jose, and the Board of
                                                                                Trustees of the South Coast Repertory
                                                                                Theater.

Thomas P. Kemp                     4/87 - Present      Director                 Private Investor; Director, PIMCO
1141 Marine Drive                                                               Commercial Mortgage Securities Trust,
Laguna Beach, California 92651                                                  Inc.; Trustee, PIMCO Variable Insurance
Age 69                                                                          Trust; Formerly Co-Chairman, U.S.
                                                                                Committee to Assist Russian Reform;
                                                                                Director, Union Financial Corp.; Senior
                                                                                Consultant, World Cup 1994 Organizing
                                                                                Committee.

William J. Popejoy                 7/93 - 2/95 and     Director                 President, Pacific Capital Investors;
29 Chatham Court                   8/95 - Present                               Chairman, PacPro (vinyl assembly
Newport Beach, California 92660                                                 products; formerly Western Printing);
Age 61                                                                          Director, PIMCO Commercial Mortgage
                                                                                Securities Trust, Inc.; Trustee, PIMCO
                                                                                Variable Insurance Trust, Formerly
                                                                                Director, California State Lottery;
                                                                                Chief Executive Officer, Orange County,
                                                                                California.

    The Class III Directors are:

                       Class III (Term Expiring in 2000)

                                   Length of           Current
                                   Service on          Position                 Principal Occupation(s)
Name and Age                       the Board           with the Fund            During the Past Five Years
------------------------------------------------------------------------------------------------------------------------

Brent R. Harris*                   2/92 - Present      Chairman of the          Managing Director, PIMCO; Board of
840 Newport Center Drive                               Board and Director       Governors, Investment Company
Newport Beach, California 92660                                                 Institute; Chairman and Director, PIMCO
Age 40                                                                          Commercial Mortgage Securities Trust,
                                                                                Inc.; Chairman and Trustee, PIMCO
                                                                                Variable Insurance Trust.

R. Wesley Burns*                   11/97 - Present     President and Director   Managing Director, Pacific Investment
840 Newport Center Drive                                                        Management Company; President and
Newport Beach, California 92660                                                 Director, PIMCO Commercial Mortgage
Age 40                                                                          Securities Trust, Inc.; President and
                                                                                Trustee, PIMCO Variable Insurance
                                                                                Trust; Formerly Executive Vice
                                                                                President, Pacific Investment
                                                                                Management Company; Executive Vice
                                                                                President, PIMCO Funds: Multi-Manager
                                                                                Series.

___________________
     * Mr. Burns and Mr. Harris are "interested persons" of the Fund (as that term is defined in the 1940 Act) because of their affiliations with PIMCO.

     During the fiscal year ended December 31, 1999, there were five meetings of the Board. There was 100% attendance by Directors at the meetings of the Board throughout the period.

     As of December 15, 1999, the Directors and officers of the Fund, as a group, owned less than one percent of the outstanding shares of the Fund in the aggregate.

     Board of Directors - Committees. In addition to the Nominating Committee, the Fund has a standing Audit Committee that currently consists of all of the independent Directors (Messrs. Babcock, Curtis, Kemp and Popejoy). The Audit Committee reviews both the audit and non-audit work of the Fund's independent public accountants, submits a recommendation to the Board as to the selection of independent public accountants, and reviews generally the maintenance of the Fund's records and the safekeeping arrangements of the Fund's Custodian. During the fiscal year ended December 31, 1999, the Audit Committee met three times. Each member of the Audit Committee attended 100% of such meetings during the period in which he was a member of the Audit Committee.

     Remuneration of Directors and Officers. The Fund pays each Director who is not an "interested person" of the Fund an annual retainer of $6,000 plus $1,000 for each regular Board meeting attended in person and $500 for each meeting attended telephonically, plus reimbursement of related expenses. In addition, a Director serving as a Committee Chair, other than those affiliated with PIMCO or its affiliates, receives an additional annual retainer of $1,500. For the fiscal year ended December 31, 1999, the Directors who are not "interested persons" of the Fund, as a group, received compensation in the amount of $42,500.

     The following table sets forth the compensation paid to each of the current Directors of the Fund for the year ended December 31, 1999. Directors who are "interested persons" of the Fund do not receive any compensation from the Fund.

--------------------------------------------------------------------------------
Name                          Aggregate Compensation     Total Compensation from
                                   from Fund             Fund  and Fund Complex*
--------------------------------------------------------------------------------
Guilford C. Babcock           $[    ]                            $78,500
--------------------------------------------------------------------------------
Vern O. Curtis                $[    ]                            $81,000
--------------------------------------------------------------------------------
Thomas P. Kemp                $[    ]                            $78,500
--------------------------------------------------------------------------------
William J. Popejoy            $[    ]                            $78,500
--------------------------------------------------------------------------------

___________________
* Fund complex includes the Fund, PIMCO Funds: Pacific Investment Management Series, a registered open-end management investment company, and PIMCO Variable Insurance Trust, a registered open-end management investment company. For their services as Trustees of the PIMCO Funds: Pacific Investment Management Series, the Directors listed above receive an annual retainer of $45,000 plus $3,000 for each Board of Trustees, committee, or special meeting attended in person ($500 for each such meeting attended telephonically), an annual retainer of $1,500 for a Committee Chairmanship, plus reimbursement of related expenses. For the year ended December 31, 1999, these Trustees, as a group, received compensation in the amount of $233,500 from PIMCO Funds: Pacific Investment Management Series.

     For their services as Trustees of PIMCO Variable Insurance Trust, the Directors listed above receive an annual retainer of $4,000 plus $1,500 for each Board of Trustees, committee, or special meeting attended in person ($500 for each such meeting attended telephonically), an annual retainer of $500 for a Committee Chairmanship, plus reimbursement of related expenses. For the one year period ended December 31, 1999, these Trustees, as a group, received compensation in the amount of $40,500 from PIMCO Variable Insurance Trust.

     Material Interests of Directors and Nominees. Messrs. Burns and Harris each has a direct material interest in the transaction described below in Proposal II, pursuant to which Allianz of America, Inc. ("Allianz of America") will acquire majority ownership of PIMCO Advisors, L.P. ("PIMCO Advisors") and certain of its affiliates. Messrs. Burns and Harris, as managing directors of PIMCO, will receive employment related compensation and other benefits as a result of the transaction. For a complete discussion of the transaction, see Proposal II.

     THE BOARD, INCLUDING THE INDEPENDENT DIRECTORS, RECOMMENDS THAT SHAREHOLDERS VOTE "FOR" THE NOMINEES UNDER PROPOSAL I. UNMARKED PROXIES WILL BE SO VOTED.

                       II.  APPROVAL OF A NEW INVESTMENT
                              MANAGEMENT CONTRACT

     Introduction. PIMCO, located at 840 Newport Center Drive, Suite 300, Newport Beach, California, 92660 has served as investment manager to the Fund since its inception in 1993. PIMCO currently serves as the adviser to the Fund pursuant an investment management contract dated November __, 1994 (the "Management Contract"). In addition, PIMCO serves as the administrator of the Fund pursuant to an amended and restated administration services agreement adopted on November __, 1994 (the "Administration Agreement").

     PIMCO is a subsidiary partnership of PIMCO Advisors, L.P. The general partners of PIMCO Advisors are PIMCO Partners, G.P. ("Partners G.P.") and PIMCO Advisors Holdings L.P. ("PAH"). Partners G.P. is a general partnership between PIMCO Holding LLC, a Delaware limited liability company and an indirect wholly-owned subsidiary of Pacific Life Insurance Company ("Pacific Life"), and PIMCO Partners LLC ("Partners LLC"), a California limited liability company controlled by the current managing directors and two former managing directors of PIMCO (the "Managing Directors"). PAH is a publicly traded Delaware limited partnership and its primary source of income is its proportionate share of the net income of PIMCO Advisors. Partners G.P. is the sole general partner of PAH. The address of all of the above entities, with the exception of Pacific Life, is 800 Newport Center Drive, Newport Beach, California 92660. Pacific Life is located at 700 Newport Center Drive, Newport Beach, California 92660.

     PIMCO will undergo a "change in control" as a result of the consummation of the transaction described below, resulting in the assignment, and therefore automatic termination of the Management Contract. It is proposed that PIMCO continue to serve as the manager of the Fund following completion of the transaction. Therefore, in connection with the transaction and as required by the 1940 Act, shareholders of the Fund are being asked in Proposal II to approve a new investment contract between the Fund and PIMCO which is substantially identical to the current Management Contract (the "New Management Contract"). The Board recommends that shareholders approve the New Management Contract. If the New Management Contract is approved, PIMCO will continue to serve as administrator under the Administration Agreement. Forms of the New Management Contract and Administration Agreement are attached as Appendix A.

     Information about PIMCO, its officers and directors, the executive officers of the Fund, PIMCO's investment company clients, and PIMCO's brokerage policies is presented in Appendix B.

     Description of the Transaction. On October 31, 1999, PIMCO Advisors, PAH, Partners G.P., certain of their affiliates, Allianz of America and certain other parties named therein entered into an Implementation and Merger Agreement (the "Merger Agreement") pursuant to which Allianz of America will acquire majority ownership of PIMCO Advisors (the "Transaction").

     The Merger Agreement provides for the acquisition of PAH by Allianz of America through a merger of an indirect subsidiary of Allianz of America with and into PAH. In the merger, each of the outstanding limited partnership and general partner units in PAH will be converted into the right to receive, without interest, an amount in cash equal to $38.75 per unit, subject to a potential downward adjustment if PIMCO Advisors' investment advisory revenue base, expressed as a "revenue run rate," declines (excluding market-based changes) below a specified level (the "Unit Transaction Price"). In no event will the Unit Transaction Price be reduced below $31.00 per unit. As a result of the merger, PAH will become an indirect wholly owned subsidiary of Allianz of America.

     Immediately following the merger, subsidiaries of Allianz of America will, in a series of transactions, acquire approximately 70% of the outstanding partnership interests in PIMCO Advisors, including the approximately 44% interest held by PAH. As part of the Transaction, a subsidiary of Allianz of America will acquire Partners GP through an acquisition of the managing general partner interest in Partners GP from the assets of Partners LLC (the managing general partner of Partners GP) for approximately $5.5 million. Pacific Life, which through subsidiaries owns approximately a 30% interest in PIMCO Advisors, will retain an indirect interest in PIMCO Advisors following the closing. In connection with the closing, Allianz of America will enter into a put/call arrangement for the possible disposition of Pacific Life's indirect interest in PIMCO Advisors.

     The Transaction is expected to be completed by the end of the first quarter of 2000, although there is no assurance that the Transaction will be completed. Completion of the Transaction is subject to a number of conditions, including, among others, (i) the approval of the public unitholders of PAH, (ii) the receipt of certain regulatory approvals and (iii) PIMCO Advisors' revenue run-rate (excluding market-based changes) for all accounts managed by PIMCO Advisors and its subsidiaries being at least 75% of the September 30, 1999 amount. Approval of the New Advisory Contract by the shareholders of the Funds will count toward satisfaction of condition (iii) described in the preceding sentence. If the Transaction is not completed for any reason, the Advisory Contract will remain in effect. In the event the New Advisory Contract is not approved by the Funds' shareholders and the Transaction is completed, the Board will consider appropriate action.

     Post-Transaction Structure and Operations. Upon completion of the Transaction, PIMCO Advisors and its subsidiaries, including PIMCO, will be controlled by Allianz of America. Allianz of America is a holding company that owns several insurance and financial service companies and is a subsidiary of Allianz AG, which, together with its subsidiaries, comprise the world's second largest insurance group as measured by premium income. Allianz of America will control PIMCO Advisors through its managing member interest in PacPartners LLC, which will be the sole general partner of PIMCO Advisors following the Transaction. While Allianz of America will control PacPartners LLC,

Pacific Life will hold a portion of its continuing interest in PIMCO Advisors through an interest in PacPartners LLC.

     Operationally, PIMCO is expected to become a unit of Allianz Asset Management ("AAM"), the division of Allianz AG that coordinates global Allianz AG asset management activities. PIMCO is expected to remain operationally independent, and to become the global fixed income investment management division of Allianz AG, and is currently expected to continue to operate in the United States under its existing name.

     Both William S. Thompson Jr., the current Chief Executive Officer of PIMCO, and William H. Gross, the current Chief Investment Officer of PIMCO, will have roles on the Executive Committee of AAM, with Mr. Thompson serving as the Executive Committee's Deputy Chairman. In the Transaction, Messrs. Thompson and Gross will enter into employment contracts with a term of seven years following the Transaction. Other key employees, including the Managing Directors, have also contractually agreed to remain with PIMCO for significant periods following the Transaction.

     Description of Allianz AG and Its Affiliates. Allianz AG, the parent of Allianz of America, is a publicly traded German Aktiengesellschaft and which, together with its subsidiaries, comprise the world's second largest insurance group as measured by premium income. Allianz AG is a leading provider of financial services, particularly in Europe, and is represented in 68 countries world-wide through subsidiaries, branch and representative offices, and other affiliated entities. The Allianz group currently has assets under management of more than $390 billion, and in its last fiscal year wrote approximately $50 billion in gross insurance premiums. After completion of the Transaction, PIMCO and the Allianz group combined will have over $650 billion in assets under management. Allianz AG's address is: Allianz Aktiengesellschaft, Koniginstrasse 28, D-80802, Munich, Germany.

     Significant institutional shareholders of Allianz currently include, without limit, Dresdner Bank AG, Deutsche Bank AG, Munich Reinsurance and HypoVereinsbank. Dresdner Bank AG and Deutsche Bank AG, as well as certain broker-dealers controlled by or affiliated with these entities, such as Bankers Trust Company, BT Alex Brown, Inc., Morgan Grenfell and Kleinwort Benson (collectively, the "Affiliated Brokers"), may be considered to be affiliated persons of PIMCO. Once the Transaction is completed, absent an SEC exemption or other relief, the Fund generally would be precluded from effecting principal transactions with the Affiliated Brokers, and its ability to purchase securities being underwritten by an Affiliated Broker or to utilize the Affiliated Brokers for agency transactions would be subject to restrictions. PIMCO does not believe that applicable restrictions on transactions with the Affiliated Brokers described above will materially adversely affect its ability, post-closing, to provide services to the Fund, the Fund's ability to take advantage of market opportunities, or the Fund's overall performance.

     Anticipated Impact of the Transaction on Management of the Fund. PIMCO has received structural and contractual protections as terms of the Transaction that ensure PIMCO's operational autonomy and continuity of management. PIMCO is confident that Allianz AG is committed to the people and process that have led to PIMCO's success over the years. Accordingly, the Transaction should have no immediate impact, other than as already noted above, on the management of the Fund or PIMCO's capacity to provide the type, quality, or quantity of services that it currently provides, and the Fund should continue to receive the same high quality of service after the Transaction. As discussed below, however, PIMCO believes that the Transaction offers the potential to enhance significantly its future ability to deliver quality investment advisory services.

     The Benefits of the Transaction. PIMCO anticipates that the Transaction with Allianz AG will benefit PIMCO and the Fund in a variety of ways, including the following:

 .    PIMCO's investment expertise will be enhanced because of the business experience and relationships that Allianz AG has built around the globe, particularly in Europe. PIMCO's access to European markets and business opportunities will be greatly enhanced by Allianz AG's experience and relationships. The combined global resources of PIMCO and Allianz AG will allow PIMCO to take advantage of the growth in international markets and the explosive potential for premier money managers in the global marketplace.

 .    Allianz AG has a team of fixed income professionals in place that currently manage more than $100 billion in assets. Integration of these professionals and assets with PIMCO provides an excellent opportunity for furthering PIMCO's global fixed income expertise.

 .    The rotation of many of PIMCO's key investment professionals through international offices and overseas personnel through PIMCO's offices will result in more-seasoned professionals with global experience.

 .    The combination will provide additional career opportunities for PIMCO professionals, furthering PIMCO's ability to attract and retain the best people.

 .    Allianz AG has a stated growth strategy to be among the top five providers of its services in the world's key markets, which is a key factor in PIMCO's decision to go ahead with the Transaction. The combined entity will be the sixth-largest investment manager in the world. The Transaction will significantly increase assets under PIMCO's management, and will offer the opportunity for continued growth in the future. Strong relative investment results depend on a sound, disciplined investment process and effective execution; size can be a benefit to both.

     Section 15(f) of the 1940 Act. Section 15(f) provides a non-exclusive safe harbor for an investment adviser or any affiliated persons to receive any amount or benefit in connection with a "change in control" of the investment adviser to an investment company as long as two conditions are satisfied. First, an "unfair burden" must not be imposed on investment company clients of the adviser as a result of the transaction, or any express or implied terms, conditions or understandings applicable to the transaction. The term "unfair burden" (as defined in the 1940 Act) includes any arrangement during the two-year period after the transaction whereby the investment adviser (or predecessor or successor adviser), or any "interested person" (as defined in the 1940 Act) of any such adviser, receives or is entitled to receive any compensation, directly or indirectly, from such an investment company or its security holders (other than fees for bona fide investment advisory or other services) or from any other person in connection with the purchase or sale of securities or other property to, from or on behalf of such investment company. The Board has been advised that PIMCO is aware of no circumstances arising from the Transaction that might result in an unfair burden being imposed on the Trust. The second condition of Section 15(f) is that during the three-year period after the transaction, at least 75% of each such investment company's board of directors must not be "interested persons" (as defined on the 1940 Act) of the investment adviser (or predecessor or successor adviser). Allianz AG and each of the other parties to the Agreement have agreed to use their reasonable best efforts to ensure compliance with Section 15(f) as it applies to the Transaction during such two-year period.

     The Contracts. The Management Contract. PIMCO, has served as investment manager to the Fund since the Fund's commencement of investment operations. The Management Contract was last submitted for approval by shareholders of the Fund at a meeting held on [date] for the purpose of implementing the Fund's current service arrangements with respect to investment management services.

     Under the terms of the Management Contract, PIMCO is responsible for making investment decisions and placing orders for the purchase and sale of Fund investments directly with the issuers or with brokers or dealers selected by it at its discretion. PIMCO also furnishes to the Board, which has overall responsibility for the business and affairs of the Fund, periodic reports on the investment performance of the Fund.

     PIMCO is obligated to manage the Fund in accordance with applicable laws and regulations. The investment management services of PIMCO to the Fund are not exclusive under the terms of the Management Contract. PIMCO is free to, and does, render investment management services to others.

     Consistent with the requirements of the 1940 Act, the Management Contract provides that PIMCO generally is not liable to the Fund for any mistake in judgment, or otherwise, except by reason of willful misfeasance, bad faith or gross negligence in the performance of PIMCO's duties or by reason of its reckless disregard of its obligations and duties under the Management Contract.

     The Management Contract may be terminated by the Fund without penalty upon not fewer than 60 days' notice by the Board or by a vote of the holders of a majority of the Fund's outstanding shares voting as a single class, or upon not fewer than 60 days' notice by PIMCO. As noted above, the Management Contract terminates automatically in the event of its "assignment" (as defined in the 1940 Act).

     Information about investment management fees and administrative fees paid to PIMCO, including aggregate investment management and administrative fees by the Fund during its last fiscal year, is set forth in Appendix C.

     The New Management Contract. The New Management Contract is substantially identical to the Management Contract. As previously noted, PIMCO does not anticipate that the Transaction will cause any reduction in the quality or types of services now provided to the Fund or have any adverse effect on PIMCO's ability to fulfill its obligations to the Fund. No change is anticipated in the investment philosophies and practices currently followed by the Fund. There will be no change in management fees for the Fund.

     At the December 1, 1999 meeting of the Board, the New Management Contract was approved unanimously by the Board, including all of the Directors who are not parties to the New Management Contract or "interested persons" (as defined in the 1940 Act) of any such party (other than as Directors of the Fund). The New Management Contract, as approved by the Board, is submitted for approval by the shareholders of the Fund.

     If the New Management Contract is approved by shareholders, it will take effect immediately after the closing of the Transaction. The New Management Contract will remain in effect for two years from the date it takes effect, and, unless earlier terminated, will continue from year to year thereafter, provided that each such continuance is approved annually with respect to the New Management Contract (i) by the Board or by the vote of a majority of the outstanding voting securities of the Fund, and, in either case, (ii) by a majority of the Fund's Directors who are not parties to the New Management Contract or interested persons of any such party (other than as Directors of the Fund).

     If the shareholders of the Fund should fail to approve the New Management Contract, the Transaction may not be consummated. If the Transaction is not consummated, PIMCO will continue to serve as manager for the Fund under the current Management Contract.

     The Administration Agreement. Under the terms of the Administration Agreement, PIMCO provides administrative services to each Fund, including administrative and clerical functions, certain shareholder servicing functions and supervision of the services rendered to the Funds by other persons, including the custodian and transfer agent. In approving the New Management Contract, the Board considered that PIMCO receives fees for the services it provides under the Administration Agreement.

     The Administration Agreement may be terminated by the Fund without penalty upon not fewer than 60 days' notice by the Board or by a vote of the holders of a majority of the Fund's outstanding shares voting as a single class, or upon not fewer than 60 days notice by PIMCO. The Administration Agreement terminates automatically in the event of its "assignment" (as defined in the 1940 Act).

     Interests of Certain Persons in the Transaction. The Managing Directors, each of which is a member of Partners LLC, will receive new employment and consulting agreements. The initial term of the employment agreements will be five years from the closing of the Transaction (seven years for Messrs. Gross and Thompson). Each Managing Director will receive an annual salary, and will be entitled to participate in PIMCO's Non-Qualified Profit Sharing Plan and Class B Unit Purchase Plan, as well as the PIMCO Advisors Retention Plan for Executives of PIMCO.

     Under PIMCO's current profit sharing plan, the Managing Directors and other executive employees of PIMCO share in a pool equal to 45% of the adjusted net profit of PIMCO. After the Transaction, the profit sharing plan will be amended to reduce the profit sharing percentage from 45% to 30% of adjusted net profit over a five-year period. Under the amended profit sharing plan, the pool from which the profits are calculated will include profits from certain other fixed income advisors owned by Allianz AG and its affiliates. For the first two years after the Transaction, the profit sharing pool will be guaranteed at least $10 million per year from PIMCO's management of insurance assets from affiliates of Allianz AG.

     Under the Class B Unit Purchase Plan, participants will be able to purchase Class B Units of PIMCO, which, in the aggregate, will entitle the holders to distributions equal to 15% of the adjusted net profit of PIMCO. The Retention Plan provides fixed and variable retention arrangements for each of the Managing Directors and other key employees of PIMCO. The 14 managing directors of PIMCO who were managing directors on the date of the Merger Agreement will in the aggregate receive retention payments of $85.8 million per year for each of the five years following the Transaction, subject to continued employment.

     In addition to the foregoing, pursuant to 1994 Employment Termination Agreements, PIMCO Holding LLC must pay to the current and former Managing Directors who are parties to those contracts noncompete payments equal to distribution on, or sales proceeds of, an aggregate of 17,402,107 Class A units of limited partnership in PIMCO Advisors. Eight of the current Managing Directors--Messrs. Gross, Hague, Harris, Meiling, Muzzy, Podlich, Powers and Thompson--have agreed to amend their 1994 Employment Termination Agreements. Under the amendments, these eight Managing Directors will receive payments in satisfaction of the noncompete payments due under the 1994 Employment Termination Agreements. Payments will be made 84% in cash and 16% in stock of Allianz AG, the parent of Allianz of America, with an assumed value of $273.99 per share, the average trading price for the stock of Allianz AG for the 30 days prior to October 4, 1999, the date of public announcement of discussions between Allianz AG and PIMCO Advisors. Two of the eight current Managing Directors, who are not full-time employees of PIMCO but who will continue as consultants, will receive their payments solely in cash. The aggregate payment at the closing of the Transaction to the eight current Managing Directors whose 1994 Employment Termination Agreements will be amended will have a value of $603.6 million (based on 15,575,835 Advisors Class A Units and a price of $38.75 per unit).

     Upon completion of the Transaction, all outstanding unit options under the 1998 Unit Incentive Plan, whether exercisable or not, will be cancelled and terminated and will represent the right to receive a cash payment equal to the excess of the Unit Transaction Price over the exercise price per unit of the option, together with interest on such amount at 8% per annum through the date such payment is made. The Managing Directors hold unit option awards for an aggregate of 2,080,000 units of PIMCO Advisors, at an average exercise price of $16.13 per unit, which will result in payments of approximately $47 million in the aggregate at the closing of the Transaction. The Managing Directors, as well as certain executive officers of PIMCO, will also participate in the Deferred Compensation Plan, under which units of PIMCO Advisors held in trust under the plan will be exchanged by the plan's trustee for cash in an amount per unit equal to the Unit Transaction Price. Any unvested account balances reflecting discount investment or reinvestment of deferred compensation will vest.

     Certain executive officers of PIMCO will also receive additional benefits resulting from the Transaction. Any options for units of PIMCO Advisors held by these persons will be converted to a right to receive the difference between the exercise price for such options and the Unit Transaction Price, together with interest on such amount at 8% per annum through the date such payment is made. In addition, certain officers of the Trust who are executive officers of PIMCO Advisors will be eligible to receive payments during the five year period following the Transaction pursuant to employment retention plans.

     As a result of the direct and indirect interests in the Transaction and in PIMCO and its affiliates, including any employment arrangements with PIMCO and its affiliates, each of the Managing Directors and executive officers of PIMCO identified in Appendix B may be deemed to have a substantial interest in shareholder approval of the New Management Contract.

     Evaluation by the Board. The Board, advised by special independent counsel, has determined that, in approving the New Management Contract on behalf of the Fund, the Fund can best assure itself that the services currently provided to the Fund by PIMCO, its officers, and employees, will continue without interruption after the Transaction. The Board believes that, like the Management Contract, the New Management Contract will enable the Fund to obtain services of high quality at a cost deemed appropriate, reasonable, and in the best interests of the Fund and its shareholders.

     In determining whether or not it was appropriate to approve the New Management Contract and to recommend approval to shareholders, the Board, including the Directors who are not parties to the New Management Contract or interested persons of such parties, considered various materials and representations provided by PIMCO and considered a report provided by Allianz AG, and was advised by independent legal counsel with respect to these matters.

     Information considered by the Directors included, among other things, the following: (1) PIMCO's representation that the same persons responsible for management of the Fund currently are expected to continue to manage the Fund under the New Management Contract, thus helping to ensure continuity of management; (2) that the compensation to be received by PIMCO under the New Management Contract is the same as the compensation paid under the Management Contract, which the Board previously has determined to be fair and reasonable;
(3) PIMCO's representation that it will not seek to increase the rate of management fees paid by the Fund for a period of at least two years following the Transaction; (4) the commonality of the terms and provisions of the New Management Contract with the terms of the Management Contract; (5) representations made by PIMCO concerning potential impact of affiliated brokerage relationships on its ability to provide services to the Funds, and on the Funds' ability to engage in portfolio transactions; (6) the representations by PIMCO and Allianz AG that integration of Allianz AG's and PIMCO's operations could produce benefits to shareholders through economies of scale, expansion of PIMCO's investment expertise through the addition of Allianz AG fixed income investment business expertise and global relationships, the expansion of PIMCO's investment research capabilities, and the ability to enhance the quality of services provided to shareholders; (7) the nature and quality of the services rendered by PIMCO under the Management Contract; (8) the fairness of the compensation payable to PIMCO under the Management Contract; (9) the results achieved by PIMCO for the Fund; and (10) the high quality of the personnel, operations and financial condition, and investment management capabilities, methodologies, and performance of PIMCO.

     Based upon its review, the Board determined that, by approving the New Management Contract, the Fund can best be assured that services from PIMCO will be provided without interruption. The Board also determined that the New Management Contract is in the best interest of the Fund and its shareholders. Accordingly, after consideration of the above factors, and such other factors and information it considered relevant, the Board unanimously approved the New Management Contract and voted to recommend its approval by the Fund's shareholders.

     THE BOARD, INCLUDING THE INDEPENDENT DIRECTORS, RECOMMENDS THAT SHAREHOLDERS VOTE "FOR" APPROVAL OF THE NEW MANAGEMENT CONTRACT AS PROVIDED UNDER PROPOSAL II. UNMARKED PROXIES WILL BE SO VOTED.

               III.  SELECTION OF INDEPENDENT PUBLIC ACCOUNTANT

     The Board of Directors has selected Ernst & Young LLP as independent public accountant to examine the financial statements of the Fund for the fiscal year ending December 31, 2000. Audit services performed by Ernst & Young LLP during the most recent fiscal year included examination of the financial statements of the Fund, review of filings with the Securities and Exchange Commission and preparation of tax returns. The Fund knows of no direct or indirect interest of such firm in the Fund. A representative of Ernst & Young LLP, if requested by any shareholder, will be present at the Meeting and have the opportunity to respond to appropriate questions from shareholders.

     THE BOARD, INCLUDING THE INDEPENDENT DIRECTORS, RECOMMENDS THAT SHAREHOLDERS VOTE "FOR" THE RATIFICATION OF THE SELECTION OF ERNST & YOUNG LLP AS INDEPENDENT PUBLIC ACCOUNTANT. UNMARKED PROXIES WILL BE SO VOTED.

                              IV.  OTHER BUSINESS

     The Directors do not know of any matters to be presented at the Meeting other than those set forth in this proxy statement. If other business should properly come before the Meeting, proxies will be voted in accordance with the judgment of the persons named in the accompanying proxy.

                              VOTING INFORMATION

     Proxy Solicitation. The costs of the Meeting, including the solicitation of proxies, will be paid by PIMCO Advisors and Allianz of America. The principal solicitation will be by mail, but proxies also may be solicited by telephone, telegraph, the internet or personal interview by officers or agents of the Fund. [D.F. King] has been retained to assist with proxy solicitation activities (including assembly and mailing of materials to shareholders). To obtain the necessary representation at the Meeting, supplementary solicitations may be made at a cost not expected to exceed $_____. The Fund will forward to record owners proxy materials for any beneficial owners that such record owners may represent.

     Shareholder Voting. Shareholders of record at the close of business on December 20, 1999 (the "Record Date") are entitled to notice of, and to vote at, the Meeting. Each shareholder is entitled to one vote for each full share and an appropriate fraction of a vote for each fractional share held.

     As of the Record Date, shares of the Fund, representing ________ votes were outstanding.

     As of December 20, 1999, the persons owning of record or beneficially 5% or more of the shares of the Fund are set forth in Appendix D.

     Timely, properly executed proxies will be voted as instructed by shareholders. A shareholder may revoke his or her proxy at any time prior to its exercise by written notice addressed to the Secretary of the Fund at 840 Newport Center Drive, Suite 300, Newport Beach, California 92660 or by voting in person at the Meeting. However, attendance in person at the Meeting, by itself, will not revoke a previously tendered proxy.

     The presence in person or by proxy of the holders of a majority of the outstanding shares of the Fund is required to constitute a quorum at the Meeting. Shares held by shareholders present in person or represented by proxy at the Meeting will be counted both for the purposes of determining the presence of a quorum and for calculating the votes cast on the issues before the Meeting. Abstentions will also be counted for quorum purposes.

     Broker "non-votes" (that is, proxies from brokers or nominees indicating that such persons have not received instructions from the beneficial owner or other persons entitled to vote shares on a particular matter with respect to which the brokers or nominees do not have discretionary power) will have the same effect as abstentions in determining whether an issue has received the requisite approval. Where the broker or nominee has no discretion to vote the shares as to a proposal before the Meeting, the non-voted shares will be excluded from the pool of shares voted on the proposal. Thus, abstentions and non-votes will have the same effect as a negative vote on issues requiring the affirmative vote of a specified portion of the Fund's outstanding shares, but will not be considered votes cast and thus will have no effect on matters requiring approval of a specified percentage of votes cast.

     In the event that a quorum is present at the Meeting but sufficient votes to approve any proposal are not received, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies or to obtain the vote required for approval of one or more proposals. Any such adjournment will require the affirmative vote of a majority of those shares represented at the Meeting in person or by proxy. If a quorum is present, the persons named as proxies will vote those proxies which they are entitled to vote FOR the proposal in favor of such an adjournment and will vote those proxies required to be voted AGAINST the proposal against any such adjournment. A shareholder vote may be taken prior to any adjournment of the Meeting on any proposal for which there are sufficient votes for approval, even though the Meeting is adjourned as to other proposals.

     Required Vote. Approval of Proposal I requires the vote of a majority of the shareholders entitled to vote. Approval of Proposal II requires the vote of a "majority of the outstanding voting securities" entitled to vote on the Proposal, as defined in the 1940 Act, which means that the vote of 67% or more of the voting securities entitled to vote on the proposal that are present at the Meeting, if the holders of more than 50% of the outstanding shares are present or represented by proxy, or the vote of more than 50% of the outstanding voting securities entitled to vote on the Proposal, whichever is less.

     Shareholder Proposals. The Fund holds annual meetings of shareholders. A shareholder's proposal intended to be presented at the Fund's Annual Meeting of Shareholders in 2000 must have been received by the Fund a reasonable time before the mailing of the proxy statement, in order to be included in the Fund's proxy statement and form of proxy relating to the meeting. A shareholder who wishes to make a proposal at the 2000 annual meeting of shareholders without including the proposal in the Fund's proxy statement must notify the Fund in writing, at the Fund's offices, of such proposal by January 18, 2000. If a shareholder fails to give timely notice, then the persons named as proxies in the proxies solicited by the Board for the 2000 annual meeting of shareholders may exercise discretionary voting power with respect to any such proposal.

     To ensure the presence of a quorum at the Meeting, prompt execution and return of the enclosed proxy is requested. A self-addressed, postage-paid envelope is enclosed for your convenience.


                                   By Order of the Board of Directors



                                   ____________________________
                                   Garlin G. Flynn, Secretary


Newport Beach, California
__________, 2000

                                  APPENDIX A
                                  ----------

                                    FORM OF
                        INVESTMENT MANAGEMENT AGREEMENT


     AGREEMENT executed this __th day of ______, 2000 between PIMCO Commercial Mortgage Securities Trust, Inc. (the "Company"), a Maryland corporation, and Pacific Investment Management Company (the "Investment Manager"), a
_______________________.

     WHEREAS, the Company is a closed-end management investment company registered under the Investment Company Act of 1940 (the "1940 Act");

     WHEREAS, the Company engages in the business of investing and reinvesting its assets in the manner and in accordance with its stated investment objectives and restrictions; and

     WHEREAS, the Company hereby appoints the Investment Manager to provide the investment advisory services specified below with regard to the Company, and the Investment Manager hereby accepts such appointment;

     NOW, THEREFORE, in consideration of the premises and mutual covenants herein contained, the parties agree as follows:

1.   Duties
     ------

     1.1. The Investment Manager shall, at its expense, (i) employ or associate with itself such persons as it believes appropriate to assist it in performing its obligations under this Agreement and (ii) provide all services, equipment and facilities necessary to perform its obligations under this Agreement.

     1.2. The Investment Manager shall provide to the Company investment guidance and policy direction in connection with the management of the Company, including oral and written research, analysis, advice, and statistical and economic data and information.

          (a) Consistent with the Company's investment objectives, policies and restrictions, the Investment Manager will determine the securities and other assets to be purchased or sold by the Company and will determine what portion of the Company shall be invested in securities or other assets, and what portion, if any, should be held uninvested.

          (b) The Company will have the benefit of the investment analysis and research, the review of current economic conditions and trends and the consideration of long-range investment policy generally available to investment advisory clients of the Investment Manager. It is understood that the Investment Manager will not use any inside information pertinent to investment decisions undertaken in connection with this Agreement that may be in its possession or in the possession of any of its affiliates, nor will the Investment Manager seek to obtain any such information.

     1.3. The Investment Manager also shall provide to the officers of the Company administrative assistance in connection with the operation of the Company, which shall include (i) compliance with all reasonable requests of the Company for information, including information required in connection with the Company's filings with the Securities and Exchange Commission and any state securities commissions, and (ii) such other services as the Investment Manager shall from time to time determine, upon consultation with the Administrator, to be necessary or useful to the administration of the Company.

     1.4. As manager of the assets of the Company, the Investment Manager shall make investments for the account of the Company in accordance with the Investment Manager's best judgment and within the investment objectives, policies, and restrictions set forth in the Prospectus, the 1940 Act and the provisions of the Internal Revenue Code of 1986, as amended, relating to real estate investment trusts, subject to policy decisions adopted by the Company's Board of Directors.

     1.5. The Investment Manager shall furnish to the Company's Board of Directors periodic reports on the investment performance of the Company and on the performance of its obligations under this Agreement and shall supply such additional reports and information as the Company's officers or Board of Directors shall reasonably request.

2.   Expenses
     --------

     2.1. The Investment Manager shall be responsible for all expenses and liabilities incurred in connection with the services it renders hereunder, including expenses involved in furnishing office space for officers and employees of the Company connected with investment and economic research, trading and investment management of the Company, as well as compensation of the Directors of the Company who are affiliated with the Investment Manager, or any of its affiliates.

     2.2. The Company shall be responsible for all other expenses incurred in connection with the operation of the Company, including, among other things, compensation of all Directors who are not affiliated with the Investment Manager, the Administrator or any of their affiliates; taxes and governmental fees; interest charges; fees and expenses of the Company's independent accountants and legal counsel; listing fees; trade association membership dues; fees and expenses of any custodian (including maintenance of books and accounts and calculation of the net asset value of shares of the Company), transfer agent, registrar and dividend disbursing agent of the Company; expenses of issuing, selling, redeeming, registering and qualifying for sale shares in the Company; expenses of preparing and printing share certificates, prospectuses and reports to shareholders, notices, proxy statements and reports to regulatory agencies; the cost of office supplies, including stationery; travel expenses of all officers, Directors and employees; insurance premiums; brokerage and other expenses of executing portfolio transactions; expenses of shareholders' meetings; mailing expenses; organizational expenses; and extraordinary expenses.

3.   Execution of Portfolio Transactions
     -----------------------------------

     3.1. The Investment Manager shall place orders for the purchase or sale of the Company's investments directly with brokers or dealers selected by it in its discretion. On occasions when the Investment Manager deems the purchase or sale of a security to be in the best interest of the Company as well as other of its clients, the Investment Manager, to the extent permitted by applicable law, may aggregate the securities to be so sold or purchased in order to obtain the best execution of the order or lower brokerage commissions, if any. The Investment Manager may also on occasion purchase or sell a particular security for one or more clients in different amounts. On either occasion, and to the extent permitted by applicable law and regulations, allocation of the securities so purchased or sold, as well as the expenses incurred in the transaction, will be made by the Investment Manager in the manner it considers to be the most equitable and consistent with its fiduciary obligations to the Company and to such other customers.

     3.2. The Investment Manager may cause the Company to pay a broker which provides brokerage and research services to the Investment Manager a commission for effecting a securities transaction in excess of the amount another broker might have charged. Such higher commissions may not be paid unless the Investment Manager determines in good faith that the amount paid is reasonable in relation to the services received in terms of the particular transaction or the Investment Manager's overall responsibilities to the Company and any other of the Investment Manager's clients.

4.   Standard of Care
     ----------------

     4.1. The Investment Manager shall give the Company the benefit of the Investment Manager's best judgment and efforts in rendering services under this Agreement. As an inducement to the Investment Manager's undertaking to render these services, the Company agrees that the Investment Manager shall not be liable under this Agreement for any mistake in judgment or in any other event whatsoever, provided that nothing in this Agreement shall be deemed to protect
            --------
or purport to protect the Investment Manager against any liability to the Company or its shareholders to which the Investment Manager would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence in the performance of the Investment Manager's duties under this Agreement or by reason of the Investment Manager's reckless disregard of its obligations and duties hereunder.

5.   Compensation
     ------------

     5.1. In consideration of the services to be rendered by the Investment Manager under this Agreement, the Company shall, on the first business day of each quarter, pay the Investment Manager a quarterly fee at the annual rate of 0.725% of the Company's average weekly net assets, calculated at the end of each quarter on the basis of the average net assets of the Company for each week during the respective quarter.

     5.2. If the fees payable to the Investment Manager pursuant to this Section 5 begin to accrue before the end of any quarter or if this Agreement terminates before the end of any quarter, the fees for the period from that date to the end of that quarter or from the beginning of that quarter to the date of termination, as the case may be, shall be prorated according to the proportion which the period bears to the full quarter in which the effectiveness or termination occurs. For purposes of calculating the quarterly fees, the value of the net assets of the Company shall be computed in the manner specified in the Prospectus for the computation of net asset value.

6.   Effective Date; Termination; Assignment
     ---------------------------------------

     6.1. This Agreement shall become effective with respect to the Company on _________, 2000 and shall continue in effect with respect to the Company for a period of more than two years from that date only so long as the continuance is specifically approved at least annually (i) by the vote of a majority of the outstanding voting securities (as defined in the 1940 Act) or by the vote of a majority of the Company's Board of Directors and (ii) by the vote, cast in person at a meeting called for the purpose, of a majority of the Company's directors who are not parties to this Agreement or "interested persons" (as defined in the 1940 Act) of any such party.

     6.2. This Agreement may be terminated at any time, without the payment of any penalty, by a vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of the Company or by a vote of a majority of the Company's entire Board of Directors on 60 days' written notice to the Investment Manager or by the Investment Manager on 60 days' written notice to the Company.

     6.3. This Agreement shall terminate automatically in the event of its assignment (as defined in the 1940 Act).

7.   Non-Exclusivity
     ---------------

     7.1. Except to the extent necessary to perform the Investment Manager's obligations under this Agreement, nothing herein shall be deemed to limit or restrict the right of the Investment Manager, or any affiliate of the Investment Manager, or any employee of the Investment Manager, to engage in any other business or to devote time and attention to the management or other aspects of any other business, whether of a similar or dissimilar nature, or to render services of any kind to any other corporation, firm, individual or association.

     7.2. The investment management services of the Investment Manager to the Company under this contract are not to be deemed exclusive as to the Investment Manager and the Investment Manager will be free to render similar services to others.

8.   Miscellaneous
     -------------

     8.1. The Investment Manager has consented to the use of its name ("Pacific Investment Management Company" or "PIMCO") by the Company for so long as this Agreement remains in effect. In the event that this Agreement shall be terminated for any reason, and in the event a new or successor Agreement with the Investment Manager or any successor is not concluded, the Company understands that it will take all steps necessary to delete the name "Pacific Investment Management Company" or "PIMCO" from its name.

     8.2. This Agreement shall be construed in accordance with the laws of the State of California, provided that nothing herein shall be construed in a manner inconsistent with the 1940 Act.

     8.3. The captions in this Agreement are included for convenience only and in no way define or delimit any of the provisions hereof or otherwise affect their construction or effect.

     8.4. Nothing herein shall be construed as constituting the Investment Manager an agent of the Company.

     8.5. If any provisions of this Agreement or the application thereof to any party or circumstances shall be determined by any court of competent jurisdiction to be invalid or unenforceable to any extent, the remainder of this Agreement or the application of such provision to such person or circumstance, other than those as to which it is so determined to be invalid or unenforceable, shall not be affected thereby, and each provision hereof shall be valid and shall be enforced to the fullest extent permitted by law.

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed as of the day and year first above written.

                                    PIMCO COMMERCIAL MORTGAGE
                                     SECURITIES TRUST, INC.



                                    By: __________________________
                                      Title:



                                    PACIFIC INVESTMENT MANAGEMENT
                                    COMPANY


                                    By: __________________________
                                      Title:

                                    FORM OF
                       ADMINISTRATIVE SERVICES AGREEMENT

     AGREEMENT made this ____ day of November __, 1994, between PIMCO Commercial Mortgage Securities Trust, Inc. (the "Company"), a Maryland corporation, and Pacific Investment Management Company, a California corporation (the "Administrator").

     WHEREAS, the Company is registered as a closed-end management investment company under the Investment Company Act of 1940, as amended (the "1940 Act");

     WHEREAS, the Company has entered into an Investment Management Agreement (the "Management Agreement") with Pacific Investment Management Company (the "Investment Manager") pursuant to which the Investment Manager will provide investment advisory and management services to the Company;

     WHEREAS, the Company has entered into a Custody Agreement and a Transfer Agency Agreement with Investors Fiduciary Trust Company ("IFTC") pursuant to which IFTC will provide custodian and transfer agency services to the Company; and

     WHEREAS, the Company wishes to retain the Administrator to render administrative and other services to the Company, and the Administrator is willing to render such services to the Company.

     NOW THEREFORE, in consideration of the promises and mutual covenants herein contained, it is agreed between the parties as follows:

1.   Appointment
     -----------

     1.1. The Company hereby appoints Pacific Investment Management Company to serve as Administrator to the Company for the periods and on the terms set forth herein. The Administrator accepts this appointment and agrees to furnish the services set forth herein for the compensation provided herein.

2.   Services as Administrator
     -------------------------

     2.1. The Administrator shall provide all management and administrative services reasonably necessary for the operation of the Company, other than those management and administrative services which are to be provided by the Investment Manager pursuant to the Management Agreement, or by IFTC pursuant to the Custody Agreement or the Transfer Agency Agreement. The Administrator shall make periodic reports to the Company's Board of Directors on the performance of its obligations under this Agreement.

     2.2. The Administrator (or an affiliate of the Administrator) shall, at its expense, (i) provide the Company with office space and office facilities reasonably necessary for the operation of the Company, (ii) employ or associate with itself such persons as it believes appropriate to assist it in performing its obligations under this Agreement and (iii) provide the Company with persons satisfactory to the Company's Board of Directors to serve as officers and employees of the Company. The Administrator (or an affiliate of the Administrator) shall pay the entire compensation of all of the Company's officers and employees and the entire compensation of the Directors of the Company who are affiliated persons of the Administrator and the compensation shall not be deemed to be expenses of the Company for purposes of Section 5 hereof.

     2.3. Except as provided in subparagraph 2.2. and in the Management Agreement, the Company shall be responsible for all of its expenses and liabilities, including compensation of its Directors who are not affiliated with the Administrator, the Investment Manager or any of their affiliates; taxes and governmental fees; interest charges; fees and expenses of the Company's independent accountants and legal counsel; listing fees; trade association membership dues; fees and expenses of any custodian (including maintenance of books and accounts and calculation of the net asset value of shares of the Company), transfer agent, registrar and dividend disbursing agent of the Company; expenses of issuing, redeeming, registering and qualifying for sale shares in the Company; expenses of preparing and printing share certificates, prospectuses and reports to shareholders, notices, proxy statements and reports to regulatory agencies; the cost of office supplies, including stationery; travel expenses of all officers, directors and employees; insurance premiums; brokerage and other expenses of executing portfolio transactions; expenses of shareholders' meetings; mailing expenses; organizational expenses; and extraordinary expenses.

3.   Standard of Care
     ----------------

     3.1. The Administrator shall give the Company the benefit of the Administrator's best judgment and efforts in rendering services under this Agreement. As an inducement to the Administrator's undertaking to render these services, the Company agrees that the Administrator shall not be liable under this Agreement for any mistake in judgment or in any other event whatsoever except for lack of good faith, provided that nothing in this Agreement shall be deemed to protect or purport to protect the Administrator against any liability to the Company or its shareholders to which the Administrator would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence in the performance of the Administrator's duties under this Agreement or by reason of the Administrator's reckless disregard of its obligations and duties hereunder.

4.   Compensation
     ------------

     4.1. In consideration of the services to be rendered by the Administrator under this Agreement, the Company shall, on the first business day of each quarter, pay the Administrator a quarterly fee equal to 0.10% (on an annual basis) of the average weekly value of the Company's net assets, during the preceding quarter. If the fees payable to the Administrator pursuant to this
Section 4 begin to accrue before the end of any quarter or if this Agreement terminates before the end of any quarter, the fees for the period from that date to the end of that quarter or from the beginning of that quarter to the date of termination, as the case may be, shall be prorated according to the proportion that the period bears to the full quarter in which the effectiveness or termination occurs. For purposes of calculating the quarterly fees, the value of the net assets of the Company shall be computed in the manner specified in the Prospectus for the computation of net asset value.

5.   Effective Date; Termination; Assignment
     ---------------------------------------

     5.1. This Agreement shall become effective only when approved by vote of a majority of (i) the Board of Directors of the Company, and (ii) the Directors who are not "interested persons" (as defined in the 1940 Act) of the Company and who have no direct or indirect financial interest in this Agreement, cast in person at a meeting called for the purpose of voting on such approval. This Agreement shall continue in effect for two years following the date of execution and thereafter shall continue automatically for successive annual periods, provided such continuance is specifically approved at least annually by a vote of a majority of (i) the Company's Board of Directors and (ii) the Directors who are not "interested persons" (as defined in the 1940 Act) of the Company and who have no direct or indirect financial interest in the Agreement, by vote cast in person at a meeting called for the purpose of voting on such approval.

     5.2. This Agreement may be terminated at any time, without payment of any penalty, by a vote of a majority of the outstanding voting securities of the Company (as defined in the 1940 Act) or by a vote of a majority of the Directors of the Company who are not "interested persons" (as defined in the 1940 Act) and who have no direct or indirect financial interest in this Agreement on 60 days' written notice to the Administrator or by the Administrator on 60 days' written notice to the Company.

     5.3. This Agreement shall terminate automatically in the event of its assignment (as defined in the 1940 Act).

6.   Non-Exclusivity
     ---------------

     6.1. Except to the extent necessary to perform the Administrator's obligations under this Agreement, nothing herein shall be deemed to limit or restrict the right of the Administrator, or any affiliate of the Administrator, or any employee of the Administrator, to engage in any other business or to devote time and attention to the management or other aspects of any other business, whether of a similar or dissimilar nature, or to render services of any kind to any other corporation, firm, individual or association.

     6.2. The administrative services of the Administrator to the Company under this Agreement are not to be deemed exclusive as to the Company, and the Administrator, or any affiliate thereof, shall be free to render similar services to other investment companies and other clients (whether or not their investment objectives and policies are similar to those of the Company) and to engage in other activities, so long as its services hereunder are not impaired thereby.

7.   Miscellaneous
     -------------

     7.1. This Agreement constitutes the full and complete agreement of the parties hereto with respect to the subject matter hereof.

     7.2. Titles or captions of Sections contained in this Agreement are inserted only as a matter of convenience and for reference, and in no way define, limit, extend or describe the scope of this Agreement or the intent of any provisions thereof.

     7.3. This Agreement may be executed in several counterparts, all of which together shall for all purposes constitute one Agreement, binding on all the parties.

     7.4. This Agreement and the rights and obligations of the parties hereunder shall be governed by, and interpreted, construed and enforced in accordance with the laws of the State of California.

     7.5. If any provisions of this Agreement or the application thereof to any party or circumstances shall be determined by any court of competent jurisdiction to be invalid or unenforceable to any extent, the remainder of this Agreement or the application of such provision to such person or circumstance, other than those as to which it is so determined to be invalid or unenforceable, shall not be affected thereby, and each provision hereof shall be valid and shall be enforced to the fullest extent permitted by law.

     IN WITNESS WHEREOF, the parties hereto have caused this instrument to be executed by their officers designated below on the day and year first above written.


                              PIMCO COMMERCIAL MORTGAGE
                                SECURITIES TRUST, INC.

                              By:   ____________________


                                    ____________________
                                    Title



                              PACIFIC INVESTMENT MANAGEMENT
                              COMPANY

                              By:   ____________________


                                    ____________________
                                    Title

                                  APPENDIX B
                                  ----------

                            Information About PIMCO

     The address of PIMCO is 840 Newport Center Drive, Suite 300, Newport Beach, California 92660. PIMCO is registered as an investment adviser under the Investment Advisers Act of 1940 and is registered as a commodity trading advisor with the Commodity Futures Trading Commission.

     PIMCO's directors and principal executive officer, their principal occupations and dates of service are shown below. The address of each director and officer is 840 Newport Center Drive, Suite 300, Newport Beach, California 92660.

-------------------------------------------------------------------------------------------------------
Name                                              Position and Principal Occupation
Length of Service
-------------------------------------------------------------------------------------------------------
William S. Thompson            Managing Director, Chief Executive Officer and Management Committee
April 1993 to Present          Member, PIMCO and PIMCO Management, Inc.; Member of Management Board
                               and Executive Committee, PIMCO Advisors L.P.; President and Chief
                               Executive Officer, PIMCO Partners G.P.; President, Chief Executive
                               Officer and Member, PIMCO Partners LLC.
-------------------------------------------------------------------------------------------------------
William R. Benz, II            Managing Director, PIMCO; Director and Managing Director, PIMCO
June 1986 to Present           Management, Inc.; Member of PIMCO Partners LLC.
-------------------------------------------------------------------------------------------------------
Robert Wesley Burns            Managing Director and Management Committee Member, PIMCO.  Managing
February 1987 to Present       Director, PIMCO Management, Inc.
-------------------------------------------------------------------------------------------------------
Chris P. Dialynas              Managing Director, PIMCO and PIMCO Management, Inc.
March 1983 to Present
-------------------------------------------------------------------------------------------------------
Mohamed A. El-Erian            Managing Director, PIMCO and PIMCO Management, Inc. [confirm]
December 1999 to Present
-------------------------------------------------------------------------------------------------------
William H. Gross               Managing Director, PIMCO; Director and Managing Director, PIMCO
June 1971 to Present           Management, Inc.; Director and Vice President, StocksPLUS Management,
                               Inc.; Member of Management Board, PIMCO Advisors; Member of PIMCO
                               Partners LLC.
-------------------------------------------------------------------------------------------------------
John L. Hague                  Managing Director and Management Committee Member, PIMCO.  Director and
September 1987 to Present      Managing Director, PIMCO Management, Inc.  Member of PIMCO Partners LLC.
-------------------------------------------------------------------------------------------------------
Pasi M. Hamalainen             Managing Director, PIMCO and PIMCO Management, Inc.  [confirm]
December 1999 to Present
-------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------
Name                                              Position and Principal Occupation
Length of Service
-------------------------------------------------------------------------------------------------------
Brent R. Harris                Managing Director and Management Committee Member, PIMCO.  Director and
June 1985 to Present           Managing Director, PIMCO Management, Inc.; Director and Vice President,
                               StocksPLUS Management, Inc.; Member of Management Board and Executive
                               Committee, PIMCO Advisors; Member of PIMCO Partners LLC.
-------------------------------------------------------------------------------------------------------
Brent L. Holden                Managing Director, PIMCO and PIMCO Management, Inc. [confirm]
December 1999 to Present
-------------------------------------------------------------------------------------------------------
Margaret E. Isberg             Managing Director, PIMCO and PIMCO Management, Inc.
August 1983 to Present
-------------------------------------------------------------------------------------------------------
John S. Loftus                 Managing Director, PIMCO and PIMCO Management, Inc. [confirm]
December 1999 to Present
-------------------------------------------------------------------------------------------------------
Dean S. Meiling                Managing Director, PIMCO. Director and Managing Director, PIMCO
December 1976 to Present       Management, Inc.; Member of PIMCO Partners LLC.
-------------------------------------------------------------------------------------------------------
James F. Muzzy                 Managing Director and Management Committee Member, PIMCO; Director and
September 1971 to Present      Managing Director, PIMCO Management, Inc.; Director and Vice President,
                               StocksPLUS Management, Inc.; Member of PIMCO Partners LLC.
-------------------------------------------------------------------------------------------------------
William F. Podlich, III        Managing Director, PIMCO; Director and Managing Director, PIMCO
June 1966 to Present           Management, Inc.; Member of Management Board, PIMCO Advisors; Member of
                               PIMCO Partners LLC.
-------------------------------------------------------------------------------------------------------
William C. Powers              Managing Director, PIMCO; Director and Managing Director, PIMCO
January 1991 to Present        Management, Inc.; Member of PIMCO Partners LLC.
-------------------------------------------------------------------------------------------------------
Ernest L. Schmider             Managing Director, PIMCO and PIMCO Management, Inc. [confirm]
December 1999 to Present
-------------------------------------------------------------------------------------------------------
Lee R. Thomas                  Director and Managing Director, PIMCO and PIMCO Management, Inc.;
April 1995 to Present          Member of PIMCO Partners LLC.
-------------------------------------------------------------------------------------------------------
Benjamin L. Trosky             Managing Director and Management Board Member, PIMCO; Director and
October 1990 to Present        Managing Director, PIMCO Management, Inc.; Member of Management Board,
                               PIMCO Advisors; Member of PIMCO Partners LLC.
-------------------------------------------------------------------------------------------------------

     The following are the executive officers of the Fund who are not Directors, their ages, positions with the Fund and principal occupations during the past five years. The address of all officers is 840 Newport Center Drive, Suite 300, Newport Beach, California, 92660.

                              Length of           Position with            Principal Occupation(s)
Name and Age                  Service             the Company              During the Past Five Years
-----------------------------------------------------------------------------------------------------------------------
Michael G. Dow                8/95 - Present      Senior Vice President    Senior Vice President, PIMCO.  Formerly
Age 36                                                                     Fixed Income Specialist, Salomon
                                                                           Brothers, Inc.; Vice President
                                                                           Operations, Citibank NA Global Consumer
                                                                           Banking Group.

William H. Gross              4/87 - Present      Senior Vice President    Managing Director, PIMCO; Senior Vice
Age 55                                                                     President, PIMCO Variable Insurance
                                                                           Trust.

Margaret Isberg               4/87 - Present      Senior Vice President    Managing Director, PIMCO.
Age 43

Jeffrey M. Sargent            2/93 - Present      Senior Vice President    Vice President and Manager of
Age 36                                                                     Investment Operations Shareholder
                                                                           Services, PIMCO; Senior Vice President,
                                                                           PIMCO Commercial Mortgage Securities
                                                                           Trust, Inc. and PIMCO Variable
                                                                           Insurance Trust; Vice President, PIMCO
                                                                           Funds: Multi-Manager Series.

Leland T. Scholey             2/96 - Present      Senior Vice President    Senior Vice President, PIMCO.  Formerly
Age 47                                                                     Vice President, PIMCO.

Raymond C. Hayes              2/95 - Present      Vice President           Vice President, PIMCO.  Formerly
Age 54                                                                     Marketing Director, Pacific Financial
                                                                           Asset Management Corporation.

Thomas J. Kelleher, III       3/96 - Present      Vice President           Vice President, PIMCO.  Previously
Age 49                                                                     associated with Delaware Trust, Mellon
                                                                           Bank and Girard Trust (bank trust
                                                                           departments).

Henrik P. Larsen              2/99 - Present      Vice President           Manager, Fund Administration, PIMCO;
Age 29                                                                     Vice President, PIMCO Commercial
                                                                           Mortgage Securities Trust, Inc. and
                                                                           PIMCO Variable Insurance Trust.
                                                                           Formerly Supervisor, PIMCO.

                              Length of           Position with            Principal Occupation(s)
Name and Age                  Service             the Company              During the Past Five Years
-----------------------------------------------------------------------------------------------------------------------
Daniel T. Ludwig              2/99 - Present      Vice President           Account Manager, PIMCO. Formerly Vice
Age 41                                                                     President, Fidelity Investments;
                                                                           Institutional Sales Representative, CS
                                                                           First Boston.

Andre Mallegol                3/97 - Present      Vice President           Vice President, PIMCO.  Formerly
Age 33                                                                     associated with Fidelity Investments
                                                                           Institutional Services Company.

James F. Muzzy                4/87 - Present      Vice President           Managing Director, PIMCO; Senior Vice
Age 60                                                                     President, PIMCO Variable Insurance
                                                                           Trust.

Douglas J. Ongaro             8/95 - Present      Vice President           Vice President, PIMCO.  Formerly
Age 38                                                                     Regional Marketing Manager, Charles
                                                                           Schwab & Co., Inc.

David J. Pittman              7/97 - Present      Vice President           Vice President, PIMCO.  Formerly a
Age 51                                                                     senior executive with Bank of America,
                                                                           the Northern Trust Co. and NationsBank.

Mark A. Romano                11/97 - Present     Vice President           Vice President, PIMCO.  Previously
Age 41                                                                     associated with Wells Fargo's
                                                                           institutional money management group
                                                                           and First Interstate's Pacifica family
                                                                           of mutual funds.

William S. Thompson, Jr.      11/93 - Present     Vice President           Chief Executive Officer and Managing
Age 54                                                                     Director, PIMCO; Senior Vice President,
                                                                           PIMCO Variable Insurance Trust; Vice
                                                                           President, PIMCO Commercial Mortgage
                                                                           Securities Trust, Inc. Formerly
                                                                           Managing Director, Salomon Brothers,
                                                                           Inc.

John P. Hardaway              8/90 - Present      Treasurer                Senior Vice President and Manager of
Age 42                                                                     Investment Operations Accounting,
                                                                           PIMCO; Treasurer, PIMCO Commercial
                                                                           Mortgage Securities Trust, Inc., PIMCO
                                                                           Funds: Multi-Manager Series and PIMCO
                                                                           Variable Insurance Trust.  Formerly
                                                                           Vice President, PIMCO.

                              Length of           Position with            Principal Occupation(s)
Name and Age                  Service             the Company              During the Past Five Years
----------------------------------------------------------------------------------------------------------
Garlin G. Flynn               8/95 - Present      Secretary                Specialist, PIMCO; Secretary, PIMCO
Age 53                                                                     Commercial Mortgage Securities Trust,
                                                                           Inc. and PIMCO Variable Insurance
                                                                           Trust; Assistant Secretary, PIMCO
                                                                           Funds: Multi-Manager Series. Formerly
                                                                           Senior Fund Administrator, PIMCO;
                                                                           Senior Mutual Fund Analyst, PIMCO
                                                                           Advisors Institutional Services.

Joseph D. Hattesohl           2/95 - Present      Assistant Treasurer      Vice President and Manager of Financial
Age 35                                                                     Reporting and Taxation, PIMCO;
                                                                           Assistant Treasurer, PIMCO Funds:
                                                                           Multi-Manager Series, PIMCO Commercial
                                                                           Mortgage Securities Trust, Inc. and
                                                                           PIMCO Variable Insurance Trust.
                                                                           Formerly, Manager of Fund Taxation,
                                                                           PIMCO; Director of Financial Reporting,
                                                                           Carl J. Brown & Co.; Tax Manager, Price
                                                                           Waterhouse LLP.

Michael J. Willemsen          11/88 - Present     Assistant Secretary      Manager, PIMCO; Assistant Secretary,
Age 39                                                                     PIMCO Commercial Mortgage Securities
                                                                           Trust, Inc. and PIMCO Variable
                                                                           Insurance Trust.  Formerly Project
                                                                           Lead, PIMCO.

Other Investment Company Clients


PIMCO also serves as investment adviser or subadviser to the following investment companies, at the fee rates set forth below, which had the indicated net assets as of September 30, 1999.

                                                                      Approximate
Name of Fund                  Advisory Fee Rate                       Assets
------------                  -----------------                       ------
PIMCO FUNDS
--------------------------------------------------------------------------------------------------------
Total Return Fund                     Annual rate of 0.25% of average         $29,440,986,644
                                      daily net assets
--------------------------------------------------------------------------------------------------------
International Bond Fund               Annual rate of 0.25% of average             980,741,511
                                      daily net assets
--------------------------------------------------------------------------------------------------------
Low Duration Fund                     Annual rate of 0.25% of average           4,627,238,397
                                      daily net assets
--------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------
Foreign Bond Fund                     Annual rate of 0.25% of average                 582,390,389
                                      daily net assets
--------------------------------------------------------------------------------------------------------
High Yield Fund                       Annual rate of 0.25% of average               3,567,156,990
                                      daily net assets
--------------------------------------------------------------------------------------------------------
Low Duration Fund II                  Annual rate of 0.25% of average                 467,793,234
                                      daily net assets
--------------------------------------------------------------------------------------------------------
Total Return Fund III                 Annual rate of 0.25% of average                 597,124,044
                                      daily net assets
--------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------
Short-Term Fund                       Annual rate of 0.25% of average                 636,452,542
                                      daily net assets
--------------------------------------------------------------------------------------------------------
Strategic Balanced Fund               Annual rate of 0.40% of average                 165,930,717
                                      daily net assets
--------------------------------------------------------------------------------------------------------
Low Duration Fund III                 Annual rate of 0.25% of average                  25,506,132
                                      daily net assets
--------------------------------------------------------------------------------------------------------
Moderate Duration Fund                Annual rate of 0.25% of average                 334,051,187
                                      daily net assets
--------------------------------------------------------------------------------------------------------
Long-Term US Government Fund          Annual rate of 0.25% of average                 369,273,712
                                      daily net assets
--------------------------------------------------------------------------------------------------------
Global Bond Fund                      Annual rate of 0.25% of average                 290,651,430
                                      daily net assets
--------------------------------------------------------------------------------------------------------
StocksPLUS Fund                       Annual rate of 0.40% of average               1,389,882,447
                                      daily net assets
--------------------------------------------------------------------------------------------------------
Money Market Fund                     Annual rate of 0.15% of average                 562,867,363
                                      daily net assets
--------------------------------------------------------------------------------------------------------
Total Return Fund II                  Annual rate of 0.25% of average               1,024,091,669
                                      daily net assets
--------------------------------------------------------------------------------------------------------
Global Bond Fund II                   Annual rate of 0.25% of average                  43,066,006
                                      daily net assets
--------------------------------------------------------------------------------------------------------
Real Return Bond Fund                 Annual rate of 0.25% of average                 116,842,557
                                      daily net assets
--------------------------------------------------------------------------------------------------------
Emerging Markets Bond Fund            Annual rate of 0.45% of average                  17,303,393
                                      daily net assets
--------------------------------------------------------------------------------------------------------
Emerging Markets Bond Fund II         Annual rate of 0.45% of average                 218,383,188
                                      daily net assets
--------------------------------------------------------------------------------------------------------
Total Return Mortgage Fund            Annual rate of 0.25% of average                   4,011,811
                                      daily net assets
--------------------------------------------------------------------------------------------------------
Low Duration Mortgage Fund            Annual rate of 0.25% of average                   4,193,256
                                      daily net assets
--------------------------------------------------------------------------------------------------------
Municipal Bond Fund                   Annual rate of 0.25% of average                  55,650,611
                                      daily net assets
--------------------------------------------------------------------------------------------------------
Convertible Bond Fund                 Annual rate of 0.40% of average                  38,427,016
                                      daily net assets
--------------------------------------------------------------------------------------------------------
Short Duration Municipal Income Fund  Annual rate of 0.20% of average                  10,555,541
                                      daily net assets
--------------------------------------------------------------------------------------------------------
California Intermediate Municipal     Annual rate of 0.25% of average                   3,112,763
 Bond Fund                            daily net assets
--------------------------------------------------------------------------------------------------------
New York Intermediate Municipal       Annual rate of 0.25% of average                   3,011,717
 Bond Fund                            daily net assets
--------------------------------------------------------------------------------------------------------
Long Duration Fund                    Annual rate of 0.25% of average              Not Open As of
                                      daily net assets                                    9/30/99
--------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------
FRANK RUSSELL
INVESTMENT
MANAGEMENT COMPANY
--------------------------------------------------------------------------------------------------------
Fixed Income I Fund                   Annual rate of 0.25% of net assets          $   158,880,504
                                      based on the average of ending
                                      monthly market values over 3 months,
                                      paid in arrears
--------------------------------------------------------------------------------------------------------
Diversified Bond Fund                 Annual rate of 0.25% of net assets              121,645,371
                                      based on the average of ending
                                      monthly market values over 3 months,
                                      paid in arrears
--------------------------------------------------------------------------------------------------------
Fixed Income III Fund                 Annual rate of 0.25% of net assets              158,140,598
                                      based on the average of ending
                                      monthly market values over 3 months,
                                      paid in arrears
--------------------------------------------------------------------------------------------------------
Multistrategy Bond Fund               Annual rate of 0.25% of net assets              193,102,561
                                      based on the average of ending
                                      monthly market values over 3 months,
                                      paid in arrears
--------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------
RUSSELL INSURANCE FUNDS
--------------------------------------------------------------------------------------------------------
Core Bond Fund                        Annual rate of 0.25% of net assets          $    33,478,757
                                      based on the average of ending
                                      monthly market values over 3 months,
                                      paid in arrears
--------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------
THE HARBOR GROUP
--------------------------------------------------------------------------------------------------------
Harbor Bond Fund                      Annual rate of 0.50% of average daily       $   622,475,175
                                      net assets on first $25 million;
                                      0.375% of average daily net assets on
                                      next $25 million; 0.25% of average
                                      daily net assets over $50 million
--------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------
PACIFIC SELECT SERIES
TRUST
--------------------------------------------------------------------------------------------------------
Managed Bond Series                   Annual rate of 0.50% of average daily       $ 1,053,024,408
                                      net assets on first $25 million;
                                      0.375% on next $25 million; 0.25% on
                                      remaining assets
--------------------------------------------------------------------------------------------------------


Government Securities Series          Annual rate of 0.50% of average daily           397,265,729
                                      net assets on first $25 million;
                                      0.375% on next $25 million; 0.25% on
                                      remaining assets
--------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------
PRUDENTIAL SECURITIES
TARGET PORTFOLIO TRUST
--------------------------------------------------------------------------------------------------------
Intermediate Term Bond Portfolio      Annual Rate of 0.25% of average daily       $   113,010,679
                                      net assets
--------------------------------------------------------------------------------------------------------
Total Return Bond Portfolio           Annual rate of 0.25% of average daily            66,889,600
                                      net assets
--------------------------------------------------------------------------------------------------------
Total Return Bond Fund                Annual rate of 0.25% of average daily        Not Open As of
                                      net assets                                          9/30/99
--------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------
AMERICAN SKANDIA TRUST
--------------------------------------------------------------------------------------------------------
Total Return Bond Portfolio           Annual rate of 0.30% of average daily       $ 1,035,861,299
                                      net assets on first $150 million;
                                      0.25% of average daily net assets on
                                      assets over $150 million paid monthly
--------------------------------------------------------------------------------------------------------
Limited Maturity Bond Portfolio       Annual rate of 0.30% of average daily           421,807,622
                                      net assets on first $150 million;
                                      0.25% of average daily net assets on
                                      assets over $150 million paid monthly
--------------------------------------------------------------------------------------------------------
Master Trust Total Return             Annual rate of 0.25% of average daily           170,012,653
                                      net assets
--------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------
FREMONT MUTUAL FUNDS,
INC.
--------------------------------------------------------------------------------------------------------
Total Return Fund                     Annual rate of 0.25% of average daily       $   187,068,687
                                      net assets paid quarterly
--------------------------------------------------------------------------------------------------------
Global Bond Fund                      Annual rate of 0.30% of average daily            24,283,647
                                      net assets paid quarterly
--------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------
PAINEWEBBER MANAGED
INVESTMENTS TRUST
--------------------------------------------------------------------------------------------------------
Low Duration US Government Income     Annual rate of 0.25% of average daily       $   122,967,595
 Fund                                 net assets
--------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------
PAINEWEBBER SERIES
TRUST
--------------------------------------------------------------------------------------------------------
Strategic Fixed Income                Annual rate of 0.25% of average daily       $     7,298,286
                                      net assets
--------------------------------------------------------------------------------------------------------
PAINEWEBBER MANAGED
ACCOUNTS SERVICES
PORTFOLIO TRUST
--------------------------------------------------------------------------------------------------------
PACE Government Securities Fixed      Annual rate of 0.25% of average daily       $   197,767,164
 Income                               net assets
--------------------------------------------------------------------------------------------------------
PACE Strategic Fixed Income           Annual rate of 0.25% of average daily           230,222,525
 Investments                          net assets
--------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------
JACKSON NATIONAL LIFE
SERIES TRUST
--------------------------------------------------------------------------------------------------------
JNL/PIMCO Total Return Bond Series    Annual rate of 0.25% of average daily       $     9,753,810
                                      net assets excluding the value of
                                      client contributed capital
--------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------
FORWARD GLOBAL FUND
--------------------------------------------------------------------------------------------------------
Forward Global Fund                   Annual rate of 0.35% of average daily       $    30,263,618
                                      net assets on amounts under $200
                                      million and 0.30% on amounts over
                                      $200 million
--------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------
PRUDENTIAL INVESTMENTS
FUND MANAGEMENT LLC
--------------------------------------------------------------------------------------------------------
Prudential Diversified Moderate       0.25% of 1% of average daily net            $    23,259,990
 Growth                               assets computed daily and paid monthly
--------------------------------------------------------------------------------------------------------
Prudential Diversified Conservative   0.25% of 1% of average daily net                 28,956,072
 Growth                               assets computed daily and paid monthly
--------------------------------------------------------------------------------------------------------
Prudential Diversified Conservative   0.25% of 1% of average daily net                 30,034,833
 Portfolio                            assets computed daily and paid monthly
--------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------
MANULIFE
--------------------------------------------------------------------------------------------------------
Manulife Global Bond Trust            Annual rate of 0.375% on first $50          $   161,197,318
                                      million; 0.35% on $50-200 million;
                                      0.30% on $200-500 million; 0.25%
                                      excess over $500 million of daily net
                                      assets computed daily and paid
                                      monthly
--------------------------------------------------------------------------------------------------------
Manulife Total Return Trust           Annual rate of 0.30% on first $50               190,550,262
                                      million; 0.30% on $50-150 million;
                                      0.25% on $150-200 million; 0.25% on
                                      $200-500 million and over of daily
                                      net assets computed daily and paid
                                      monthly
--------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------
SOLOMON SMITH
BARNEY/CONSULTING
GROUPS CAPITAL MARKET
FUND
--------------------------------------------------------------------------------------------------------
Intermediate Fixed Income             Annual rate of 0.25%, multiplied by a       $   270,423,858
 Investment Portfolio                 fraction, the numerator of which is
                                      the average daily value of allocated
                                      assets and the denominator of which
                                      is the average daily value of the
                                      Portfolio's total assets computed
                                      daily
--------------------------------------------------------------------------------------------------------

Brokerage Policies

PIMCO receives research services from many broker-dealers with which it places portfolio transactions. Consistent with applicable law, PIMCO may cause the Fund to pay a broker-dealer which provides brokerage and research services to PIMCO an amount of disclosed commission for effecting a securities transaction for the Fund in excess of the commission which another broker-dealer would have charged for effecting that transaction. These research services, which in some cases also may be purchased for cash, include such items as general economic and securities market reviews, industry and company reviews, evaluations of securities and recommendations as to the purchase and sale of securities. Some of these services are of value to PIMCO in advising various of its clients (including the Fund), although not all of these services are necessarily of value in managing the Fund. The management fees paid by the Fund are not reduced because PIMCO and its affiliates receive such services.

Consistent with the Conduct Rules of the National Association of Securities Dealers, Inc. and subject to seeking the most favorable price and execution available and such other policies as the Directors may determine, PIMCO may also consider sales of shares of the Fund as a factor in the selection of broker-dealers to execute portfolio transactions for the Fund.

                                  APPENDIX C
                                  ----------

     PIMCO currently receives a monthly investment advisory fee from the Fund at an annual rate based on average daily net assets of the Fund, as set forth below. For the fiscal year ended March 31, 1999, the aggregate amount of advisory and administration fees paid by the Fund was as follows:

--------------------------------------------------------------------------------
             Fee                     Aggregate                    Aggregate
          Investment                  Advisory                 Administration
         Advisory Rate                  Fees                        Fees
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                                  APPENDIX D
                                  ----------

     As of December 15, 1999, the following persons owned of record or beneficially 5% or more of the Fund:

                                                     Shares           Percent
                                                  Beneficially          of
                                                     Owned             Fund
                                                  -----------------------------

* Entity owned 25% or more of the outstanding shares of Common Stock of the Fund, and therefore may be presumed to "control" the Fund, as that term is defined in the 1940 Act.

** Shares are believed to be held only as nominee.

                                     PROXY

               PIMCO Commercial Mortgage Securities Trust, Inc.


                        ANNUAL MEETING OF SHAREHOLDERS

                                 March 3, 2000

     The undersigned hereby appoints ____________ and ___________ and each of them, as his/her attorneys and proxies with full power of substitution to vote and act with respect to all shares of PIMCO Commercial Mortgage Securities Trust, Inc. (the "Fund") held by the undersigned at the Annual Meeting of Shareholders of the Fund to be held at 800 Newport Center Drive, 6th Floor, Newport Beach, California, 92660, on [March 3], 2000 at [time], Pacific Time, or as adjourned from time to time (the "Meeting"), and instructs them to vote as indicated on the matters referred to in the Proxy Statement for the Meeting, receipt of which is hereby acknowledged, with discretionary power to vote upon such other business as may properly come before the Meeting.

     THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS OF THE FUND. The Board of Directors recommends that you vote FOR each of the Nominees and FOR each of the following proposals:

     I.   To elect Directors to the Board of Directors of the Fund

          [  ]     FOR ALL         [  ]     AGAINST ALL        [  ]

          [  ]  FOR ALL EXCEPT __________________________________________
          (Only use to withhold authority to vote on individual Nominees)

     II.  To approve a new investment management contract

          [  ]     FOR          [  ]      AGAINST         [  ]    ABSTAIN

     III. To ratify selection of Ernst & Young LLP as independent accountant of the Fund for its fiscal year ending December 31, 2000

          [  ]     FOR          [  ]      AGAINST         [  ]    ABSTAIN

     IV. To transact such other business as may properly come before the Meeting

          [  ]     FOR          [  ]      AGAINST         [  ]    ABSTAIN

     This proxy will be voted as specified. IF NO SPECIFICATION IS MADE, THIS PROXY WILL BE VOTED FOR ALL OF THE NOMINEES AND FOR ALL OF THE PROPOSALS.

     Receipt of the Notice of Special Meeting and Proxy Statement is hereby acknowledged.

                              Dated ____________________________, 2000

                              ______________________________________________
                              Name of Shareholder(s) -- Please print or type

                              ______________________________________________
                              Signature(s) of Shareholder(s)

                              ______________________________________________
                              Signature(s) of Shareholder(s)


     This proxy must be signed by the beneficial owner of Fund shares. If signing as attorney, executor, guardian or in some representative capacity or as an officer of a corporation, please add title as such.

            PLEASE VOTE, SIGN AND DATE THIS PROXY AND RETURN IT IN
                      THE ENCLOSED POSTAGE-PAID ENVELOPE.

                                      -2-